Supplemental Cash Flow Information	3 Months Ended
Mar. 31, 2014
Supplemental Cash Flow Elements [Abstract]
Cash Flow, Supplemental Disclosures [Text Block]

The Company received a warrant for 347,222 common shares at an exercise price of $0.43 per share in conjunction with the additional draw on a finance receivable during the three months ended March 31, 2014. The fair value of the warrant of $99,000 was deferred and reflected in other assets in the unaudited condensed consolidated balance sheet.